Exhibit 99.1
April 27, 2018

Total revenue up 11 percent
BBVA Compass reports record quarterly earnings for the first quarter of 2018

•	Net income reaches quarterly record of $209 million

◦	Net income up 73 percent from year ago quarter and 20 percent from adjusted earnings[1] in the fourth quarter of 2017

◦	Return on average assets and return on average tangible equity[2] for the quarter were 0.96 percent and 10.51 percent, respectively

•	Total revenue increases 11 percent from prior year levels

◦	Net interest income increases 13 percent compared to a year ago and 13 percent (annualized) on a linked quarter basis

◦	Net interest margin (FTE) increases 31 basis points from prior year and 5 basis points from fourth quarter 2017 levels

•	Noninterest expense growth well contained at 2 percent

•	Positive operating leverage results in record quarterly operating income[2] of $318 million, an increase of 29 percent from the first quarter of 2017

•	Deposit growth fully funds increase in loan portfolio; loan pipeline remains strong

◦	Total loans of $62.3 billion up 4 percent from prior year

◦	Newly funded customer loans of $4.4 billion in the quarter, up 25 percent from 1Q17 levels

◦	Total deposits of $69.9 billion, up 4 percent from a year ago and on a linked quarter (annualized) basis

•	Credit quality indicators show continued improvement

◦	Nonperforming loan ratio at 1.11 percent, down 38 basis points from 1Q17 levels and 5 basis points from year-end 2017

◦	Net charge-offs ratio of 44 basis points in the quarter down from 57 basis points in 1Q17

◦	Allowance to loan ratio at 1.34 percent and nonperforming loan coverage ratio rises to 120 percent compared to 93 percent at the end of the first quarter of 2017

BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income of $209 million for the first quarter of 2018 compared to $52 million in the fourth quarter of 2017 ($173 million1 adjusted for the impact of the Tax Cuts and Jobs Act) and $121 million earned during the first quarter of 2017. Earnings in the quarter represented a 20 percent increase from adjusted earnings1 in the fourth quarter and a 73 percent increase from year ago levels. Return on average assets and return on tangible equity2 for the first quarter of 2018 were 0.96 percent and 10.51 percent, respectively.
“Our team at BBVA Compass continued to capitalize on the positive momentum we have developed throughout our organization and allowed us to deliver record performance in multiple areas including net income,” said Onur Genç, president and CEO of BBVA Compass. “Revenue growth was strong, led by a double-digit increase in net interest income, and expenses were well-managed which allowed us to achieve positive operating leverage and record operating income. At the same time, our digital transformation efforts also met with continued success including the broader launch of our fully digital Express Personal Loan, while our award-winning mobile banking app saw a 30 percent year-over-year jump in active users3. Clearly, our digital transformation strategy is working and seeing our strategy come to life provides us the drive to continue meeting and exceeding our customers expectation for amazing experiences.”
Total revenue for the quarter was $880 million, an increase of 11 percent from the first quarter 2017. Net interest income totaled $623 million, an increase of $71 million or 13 percent from the first quarter of 2017, and an annualized increase of 13 percent from fourth quarter 2017 levels. The percent net interest margin in the first quarter of 2018 was 3.27 percent, an increase of 31 basis points from a year ago and 5 basis points from the fourth quarter of 2017. “The increase in net interest income reflects higher short-term interest rates, the asset sensitivity of our balance sheet and our focus on increasing activity while actively managing loan and deposit spreads,” noted Genç.
Noninterest income for the quarter totaled $258 million, an increase of 5 percent compared to the $245 million recorded in the first quarter of 2017. Growth in several of our fee-based businesses exceeded overall growth, led by card and merchant processing fees which climbed 32 percent year-over-year. Also noteworthy was the growth in corporate and correspondent investment sales (+35 percent), retail investment sales (+10 percent) and asset management fees (+10 percent). Expense growth was also kept in check with noninterest expenses rising just 2 percent year-over-year. Given this positive operating leverage, total operating income2 was a record $318 million, an increase of 29 percent from the first quarter of 2017.
In terms of balance sheet growth, total loans for the first quarter of 2018 were $62.3 billion, an increase of 4 percent from the $59.8 billion at the end of the first quarter of 2017. Commercial loan growth (+7 percent) continued to outpace overall loan growth while consumer loan growth accelerated, driven by increased activity in direct consumer lending (+40 percent) and credit cards (+15 percent). During the quarter, newly funded loans totaled $4.4 billion, up 25 percent compared to the pace in the year ago quarter. Equally important, deposit growth exceeded loan growth in the quarter as total deposits rose 4 percent to $69.9 billion and the loan to deposit ratio ended the quarter at 89.1 percent.
“While we are focused on increasing activity with our customers and adding new products and technology to meet their ever-changing needs, our entire organization is also committed to maintaining sound underwriting standards and a strong risk profile,” Genç noted. Nonperforming loans totaled $694 million at the end of the quarter, down 22 percent from a year ago and 3 percent from year-end 2017. As a percentage of total loans, nonperforming loans were 1.11 percent at quarter end compared to 1.49 percent at the end of the first quarter of 2017. Net charge-offs as a percentage of average loans were 44 basis points in the quarter compared to 57 basis points in the year ago quarter. The allowance for loan losses as a percentage of total loans ended the quarter at 1.34 percent while the coverage ratio of nonperforming loans rose to 120 percent compared to 93 percent in the first quarter of 2017.
“Maintaining a strong capital position is also a top priority as we expand our client base,” Genç said. Total shareholder’s equity at the end of the quarter totaled $13.1 billion, a 2 percent increase from $12.9 billion at the end of the first quarter of 2017. The CET1 ratio rose to 12.08 percent4 at the end of the first quarter of 2018, up 28 basis points from the end of the fourth quarter of 2017. Importantly, all of BBVA Compass’ regulatory capital ratios significantly exceed the requirements under “well-capitalized” guidelines.
During the first quarter, BBVA Compass announced it now offers near instantaneous decisioning and potential same day funding for both customers and non-customers with the footprint wide5 opening of the fully digital BBVA Compass Express Personal Loan. The product, which represents months of effort across the entirety of the bank, underscores BBVA Compass' drive to digital transformation and achieving excellence in customer experience.

BBVA Compass also announced the launch of the new BBVA Compass Rewards Card. The new credit card offers rewards to customers for every purchase they make, with no cap on earnings, and boasts an easy to understand rewards structure. When combined with BBVA Wallet, the bank's proprietary wallet app, customers can take advantage of instant reward redemption - even at the point of sale - and manage their card's security, all with the tap of a screen.
1 Adjusted net income excludes the impact of the revaluation of net deferred tax assets mandated by the Tax Cuts and Jobs Act. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
2 Return on average tangible equity and operating income are non-GAAP financial measures that we believe aid in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
3 An active user is defined as a customer who signs in to the mobile banking app at least once per month for three consecutive months.
4 Regulatory ratios at March 31, 2018, are estimated.
5 Except California
FTE - fully taxable equivalent

Contact details:
Christina Anderson	Ed Bilek
External Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass is a Sunbelt-based financial institution that operates 649 branches, including 336 in Texas, 89 in Alabama, 63 in Arizona, 61 in California, 45 in Florida, 37 in Colorado and 18 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (6th). BBVA Compass has been recognized as one of the leading small business lenders by the Small Business Administration (SBA) and ranked 6th nationally in the total number of SBA loans originated in fiscal year 2017. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.
About BBVA Group
BBVA (NYSE: BBVA) is a customer-centric global financial services group founded in 1857. The Group has a strong leadership position in the Spanish market, is the largest financial institution in Mexico, it has leading franchises in South America and the Sunbelt Region of the United States; and it is also the leading shareholder in Garanti, Turkey’s biggest bank for market capitalization. Its diversified business is focused on high-growth markets and it relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. More information about BBVA Group can be found at bbva.com.
On April 5, 2018, BBVA filed its annual report on Form 20-F for the year ended December 31, 2017, with the U.S. Securities and Exchange Commission. A copy can be accessed on the BBVA website at https://shareholdersandinvestors.bbva.com/the-share/adrs-english/. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2017, including complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.
Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 28, 2018, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,		%
	2018	2017	Change
EARNINGS SUMMARY
Net interest income	$622,605	$551,433	13
Noninterest income	257,825	244,687	5
Total revenue	880,430	796,120	11
Provision for loan losses	57,029	80,139	(29)
Noninterest expense	562,913	549,312	2
Pretax income	260,488	166,669	56
Income tax expense	51,798	45,846	13
Net income	208,690	120,823	73
Net income attributable to noncontrolling interests	461	443	4
Net income attributable to BBVA Compass Bancshares, Inc.	$208,229	$120,380	73

SELECTED RATIOS
Return on average assets	0.96%	0.56%
Return on average tangible equity [a]	10.51	6.28
Average common equity to average assets	14.62	14.36
Average loans to average total deposits	89.61	89.75
Common equity tier I capital (CET1) [b]	12.08	11.77
Tier I capital ratio [b]	12.43	12.12
Total capital ratio [b]	14.67	14.53
Leverage ratio [b]	10.12	9.68
[a] Non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[b] Current period regulatory capital ratios are estimated.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Ending Balance
	Ended March 31,		%	March 31,		%
	2018	2017	Change	2018	2017	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$62,200,448	$60,326,849	3	$62,284,262	$59,780,508	4
Total debt securities	13,192,627	12,456,852	6	13,409,881	12,590,545	7
Earning assets	78,612,940	78,264,483	—	78,733,347	78,364,524	—
Total assets	87,770,909	87,676,882	—	87,608,502	87,309,233	—
Noninterest bearing demand deposits	21,581,905	20,577,690	5	21,792,498	21,476,890	1
Interest bearing transaction accounts	33,721,948	33,409,808	1	34,344,230	33,978,555	1
Total transaction accounts	55,303,853	53,987,498	2	56,136,728	55,455,445	1
Total deposits	69,413,803	67,216,855	3	69,940,412	67,529,638	4
Total shareholder's equity	13,090,418	12,852,658	2	13,144,139	12,885,499	2

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2018	2017
	March 31	December 31	September 30	June 30	March 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$647,210	$658,865	$666,812	$760,313	$825,988
Loans 90 days or more past due [b]	45,904	58,378	43,049	59,434	65,617
TDRs 90 days or more past due	700	751	963	969	1,185
Total nonperforming loans [a]	693,814	717,994	710,824	820,716	892,790
Other real estate owned, net (OREO)	16,147	17,278	22,012	22,965	25,113
Other repossessed assets	11,278	13,473	11,443	12,298	9,540
Total nonperforming assets	$721,239	$748,745	$744,279	$855,979	$927,443

TDRs accruing and past due less than 90 days	$101,285	$100,492	$95,521	$97,088	$128,558

Total nonperforming loans as a % of loans	1.11%	1.16%	1.18%	1.37%	1.49%
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	1.16	1.21	1.23	1.43	1.55
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructuring (TDRs).

	Three Months Ended
	2018	2017
	March 31	December 31	September 30	June 30	March 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$842,760	$849,119	$816,952	$834,106	$838,293
Net charge-offs (NCO)	67,718	65,194	71,267	62,439	84,326
Provision for loan losses	57,029	58,835	103,434	45,285	80,139
Balance at end of period	$832,071	$842,760	$849,119	$816,952	$834,106

Allowance for loan losses as a % of total loans	1.34%	1.37%	1.41%	1.36%	1.40%
Allowance for loan losses as a % of nonperforming loans [c]	119.93	117.38	119.46	99.54	93.43
Allowance for loan losses as a % of nonperforming assets [c]	115.37	112.56	114.09	95.44	89.94

Annualized as a % of average loans:
NCO - QTD	0.44	0.42	0.47	0.42	0.57
NCO - YTD	0.44	0.47	0.48	0.49	0.57
[c] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2018			2017
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$62,200,448	$674,830	4.40%	$60,326,849	$591,704	3.98%
Debt securities available for sale [a]	11,424,405	56,605	2.01	11,430,056	52,051	1.85
Debt securities held to maturity	1,996,409	13,902	2.82	1,168,799	9,571	3.32
Other earning assets [b]	3,219,865	12,626	1.59	5,480,782	22,441	1.66
Total earning assets [a]	78,841,127	757,963	3.90	78,406,486	675,767	3.50
Allowance for loan losses	(844,248)			(850,362)
Unrealized loss on debt securities available for sale	(228,187)			(142,003)
Other assets	10,002,217			10,262,761
Total assets	$87,770,909			$87,676,882

Liabilities and Shareholder's Equity
Interest bearing liabilities:
Interest bearing demand deposits	$8,195,605	$9,581	0.47	$8,190,873	$6,131	0.30
Savings and money market accounts	25,526,343	38,890	0.62	25,218,935	22,301	0.36
Certificates and other time deposits	14,109,950	48,876	1.40	13,229,357	41,872	1.28
Total interest bearing deposits	47,831,898	97,347	0.83	46,639,165	70,304	0.61
FHLB and other borrowings	3,310,286	24,756	3.03	3,167,805	19,068	2.44
Federal funds purchased and securities sold under agreement to repurchase [b]	22,235	536	9.78	42,855	4,897	46.34
Other short-term borrowings	51,626	344	2.70	2,707,802	10,086	1.51
Total interest bearing liabilities	51,216,045	122,983	0.97	52,557,627	104,355	0.81
Noninterest bearing deposits	21,581,905			20,577,690
Other noninterest bearing liabilities	1,882,541			1,688,907
Total liabilities	74,680,491			74,824,224
Shareholder's equity	13,090,418			12,852,658
Total liabilities and shareholder's equity	$87,770,909			$87,676,882

Net interest income/ net interest spread		634,980	2.93%		571,412	2.69%
Net yield on earning assets			3.27%			2.96%

Total taxable equivalent adjustment		12,375			19,979

Net interest income		$622,605			$551,433
[a] Excludes adjustment for market valuation.
[b] Yield/rate reflects impact of balance sheet offsetting.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months			Three Months Ended
	Ended March 31,		%	2018	2017
	2018	2017	Change	March 31	December 31	September 30	June 30	March 31
NONINTEREST INCOME
Service charges on deposit accounts	$56,161	$55,168	2	$56,161	$56,070	$55,953	$54,919	$55,168
Card and merchant processing fees	39,678	29,992	32	39,678	33,380	32,297	32,460	29,992
Retail investment sales	30,108	27,471	10	30,108	26,338	26,817	28,588	27,471
Investment banking and advisory fees	23,896	28,301	(16)	23,896	24,957	30,500	19,943	28,301
Money transfer income	20,688	25,197	(18)	20,688	24,101	24,881	27,330	25,197
Corporate and correspondent investment sales	12,056	8,915	35	12,056	11,803	5,145	12,189	8,915
Asset management fees	10,770	9,771	10	10,770	10,303	10,336	10,055	9,771
Mortgage banking	8,397	2,870	193	8,397	4,720	3,450	3,316	2,870
Bank owned life insurance	4,215	4,169	1	4,215	4,397	4,322	4,220	4,169
Other	51,856	52,833	(2)	51,856	101,100	61,060	53,305	52,833
	257,825	244,687	5	257,825	297,169	254,761	246,325	244,687
Investment securities gains, net	—	—	—	—	—	3,033	—	—
Total noninterest income	$257,825	$244,687	5	$257,825	$297,169	$257,794	$246,325	$244,687

NONINTEREST EXPENSE
Salaries, benefits and commissions	$289,440	$268,015	8	$289,440	$296,146	$279,384	$288,426	$268,015
Equipment	63,360	61,630	3	63,360	63,200	60,656	62,405	61,630
Professional services	60,645	57,807	5	60,645	76,068	64,775	64,840	57,807
Net occupancy	40,422	42,101	(4)	40,422	41,125	42,227	41,240	42,101
Money transfer expense	13,721	16,324	(16)	13,721	15,721	15,938	17,807	16,324
Marketing	8,787	13,545	(35)	8,787	7,950	14,996	15,729	13,545
Communications	5,263	5,219	1	5,263	4,970	5,084	5,281	5,219
Other	81,275	84,671	(4)	81,275	110,648	90,902	76,757	84,671
Total noninterest expense	$562,913	$549,312	2	$562,913	$615,828	$573,962	$572,485	$549,312

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended March 31,
	2018	2017
NON-GAAP RECONCILIATION

Computation of Operating Income:
Net interest income (GAAP)	$622,605	$551,433
Plus: noninterest income (GAAP)	257,825	244,687
Less: noninterest expense (GAAP)	562,913	549,312
Operating income (non-GAAP)	$317,517	$246,808

Computation of Average Tangible Equity:
Total stockholder's equity (average) (GAAP)	$13,090,418	$12,852,658
Less: Goodwill and other intangibles (average) (GAAP)	5,039,246	5,049,493
Average tangible equity (non-GAAP) [B]	$8,051,172	$7,803,165
Net income (GAAP) [A]	$208,690	$120,823
Return on average tangible equity (non-GAAP) ([A]/[B], annualized)	10.51%	6.28%

	Three Months Ended
	March 31, 2018	December 31, 2017
Computation of Adjusted Net Income:
Net income (GAAP)	$208,690	$52,072
Plus: Revaluation of net deferred tax assets (GAAP)	—	121,243
Adjusted net income (non-GAAP)	$208,690	$173,315

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (In Thousands)

	At or Quarter Ended March 31, 2018
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,427	$12,230	$5,420	$284,699	$5,231	$26,036,120	$26,359,127	$8,395
Real estate – construction	450	240	1,918	14,183	129	2,139,936	2,156,856	(89)
Commercial real estate – mortgage	8,552	3,220	2,229	115,285	4,182	11,394,819	11,528,287	114
Residential real estate – mortgage	73,335	33,993	5,975	169,778	62,171	12,961,735	13,306,987	1,380
Equity lines of credit	12,063	4,611	2,371	36,350	236	2,602,229	2,657,860	160
Equity loans	4,495	983	379	11,429	29,546	297,705	344,537	(69)
Credit card	6,438	5,089	11,845	—	—	633,658	657,030	9,874
Consumer – direct	16,919	8,569	7,929	4,211	490	1,818,325	1,856,443	25,412
Consumer – indirect	77,153	21,092	7,838	11,275	—	3,223,376	3,340,734	22,541
Total loans	$214,832	$90,027	$45,904	$647,210	$101,985	$61,107,903	$62,207,861	$67,718
Loans held for sale	$—	$—	$—	$—	$—	$76,401	$76,401	$—

	At or Quarter Ended December 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$14,804	$3,753	$18,136	$310,059	$1,213	$25,401,984	$25,749,949	$13,320
Real estate – construction	12,293	70	1,560	5,381	101	2,254,134	2,273,539	(115)
Commercial real estate – mortgage	10,473	3,270	927	111,982	4,155	11,593,351	11,724,158	417
Residential real estate – mortgage	69,474	34,440	8,572	173,843	64,898	13,014,520	13,365,747	290
Equity lines of credit	10,956	7,556	2,259	34,021	237	2,598,076	2,653,105	871
Equity loans	4,170	657	995	11,559	30,105	315,778	363,264	87
Credit card	6,710	4,804	11,929	—	—	616,074	639,517	9,048
Consumer – direct	19,766	7,020	6,712	2,425	534	1,653,926	1,690,383	19,551
Consumer – indirect	92,017	26,460	7,288	9,595	—	3,028,746	3,164,106	21,725
Total loans	$240,663	$88,030	$58,378	$658,865	$101,243	$60,476,589	$61,623,768	$65,194
Loans held for sale	$—	$—	$—	$—	$—	$67,110	$67,110	$—

	At or Quarter Ended September 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$51,581	$6,351	$6,072	$324,071	$1,259	$24,702,608	$25,091,942	$14,695
Real estate – construction	661	94	2,955	1,877	106	2,241,451	2,247,144	(29)
Commercial real estate – mortgage	21,324	1,089	3,686	108,040	4,645	11,203,594	11,342,378	7,707
Residential real estate – mortgage	57,582	32,606	2,558	175,490	59,086	13,071,181	13,398,503	1,717
Equity lines of credit	11,118	4,824	2,179	34,416	237	2,564,538	2,617,312	179
Equity loans	3,470	1,798	840	11,305	30,574	335,389	383,376	(7)
Credit card	6,832	4,777	10,692	—	—	568,674	590,975	10,591
Consumer – direct	17,563	6,796	5,209	2,746	577	1,571,505	1,604,396	18,281
Consumer – indirect	81,534	23,070	8,858	8,867	—	2,916,849	3,039,178	18,133
Total loans	$251,665	$81,405	$43,049	$666,812	$96,484	$59,175,789	$60,315,204	$71,267
Loans held for sale	$—	$—	$—	$—	$—	$77,783	$77,783	$—

	At or Quarter Ended June 30, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$32,398	$6,532	$4,770	$448,565	$766	$24,117,488	$24,610,519	$20,047
Real estate – construction	4,829	474	2,251	1,993	110	2,279,166	2,288,823	(797)
Commercial real estate – mortgage	8,966	10,138	3,617	117,893	4,725	11,375,494	11,520,833	(1,386)
Residential real estate – mortgage	54,911	31,227	3,043	141,482	59,490	12,789,171	13,079,324	1,404
Equity lines of credit	8,560	4,933	1,630	29,347	236	2,535,194	2,579,900	795
Equity loans	4,109	1,202	320	11,015	32,110	346,093	394,849	209
Credit card	5,446	4,015	11,738	—	—	555,621	576,820	10,678
Consumer – direct	16,134	6,032	4,187	706	620	1,419,967	1,447,646	16,899
Consumer – indirect	75,605	18,189	5,681	8,964	—	2,952,843	3,061,282	14,590
Covered loans	3,438	308	22,197	348	—	294,873	321,164	—
Total loans	$214,396	$83,050	$59,434	$760,313	$98,057	$58,665,910	$59,881,160	$62,439
Loans held for sale	$—	$—	$—	$—	$—	$74,558	$74,558	$—

	At or Quarter Ended March 31, 2017
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$22,472	$11,804	$4,405	$540,407	$31,644	$24,049,936	$24,660,668	$39,411
Real estate – construction	487	25	3,640	1,028	114	2,222,111	2,227,405	(57)
Commercial real estate – mortgage	13,872	1,226	4,602	89,908	4,821	11,284,392	11,398,821	(741)
Residential real estate – mortgage	61,234	22,337	2,653	140,342	58,867	12,832,343	13,117,776	1,195
Equity lines of credit	9,144	3,619	1,478	32,675	—	2,513,579	2,560,495	1,166
Equity loans	5,105	1,592	376	12,626	33,635	367,028	420,362	848
Credit card	6,262	4,719	12,453	—	—	546,877	570,311	9,818
Consumer – direct	12,025	4,866	4,874	637	662	1,306,178	1,329,242	16,818
Consumer – indirect	68,851	16,161	7,463	7,955	—	2,978,318	3,078,748	15,899
Covered loans	6,448	3,479	23,673	410	—	307,929	341,939	(31)
Total loans	$205,900	$69,828	$65,617	$825,988	$129,743	$58,408,691	$59,705,767	$84,326
Loans held for sale	$—	$—	$—	$—	$—	$74,741	$74,741	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2018	2017
	March 31	December 31	September 30	June 30	March 31
Assets:
Cash and due from banks	$1,098,345	$1,313,022	$1,145,745	$1,073,646	$1,093,797
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	2,424,987	2,769,804	2,588,913	2,302,500	2,866,135
Cash and cash equivalents	3,523,332	4,082,826	3,734,658	3,376,146	3,959,932
Trading account assets	216,465	220,496	572,104	2,651,083	2,892,254
Debt securities available for sale	11,434,152	12,219,632	11,820,442	11,666,908	11,431,760
Debt securities held to maturity	1,975,729	1,046,093	1,077,372	1,143,171	1,158,785
Loans held for sale	76,401	67,110	77,783	74,558	74,741
Loans	62,207,861	61,623,768	60,315,204	59,881,160	59,705,767
Allowance for loan losses	(832,071)	(842,760)	(849,119)	(816,952)	(834,106)
Net loans	61,375,790	60,781,008	59,466,085	59,064,208	58,871,661
Premises and equipment, net	1,189,253	1,214,874	1,226,747	1,253,516	1,273,226
Bank owned life insurance	724,600	722,596	720,693	718,938	715,883
Goodwill	4,983,296	4,983,296	4,983,296	4,983,296	4,983,296
Other assets	2,109,484	1,982,648	2,004,480	2,072,095	1,947,695
Total assets	$87,608,502	$87,320,579	$85,683,660	$87,003,919	$87,309,233
Liabilities:
Deposits:
Noninterest bearing	$21,792,498	$21,630,694	$21,094,235	$21,000,630	$21,476,890
Interest bearing	48,147,914	47,625,619	46,119,332	44,616,750	46,052,748
Total deposits	69,940,412	69,256,313	67,213,567	65,617,380	67,529,638
FHLB and other borrowings	3,322,940	3,959,930	3,956,041	4,789,494	2,993,222
Federal funds purchased and securities sold under agreements to repurchase	5,933	19,591	44,761	31,619	71,559
Other short-term borrowings	29,999	17,996	327,539	2,435,260	2,642,539
Accrued expenses and other liabilities	1,165,079	1,053,439	1,025,849	1,140,536	1,186,776
Total liabilities	74,464,363	74,307,269	72,567,757	74,014,289	74,423,734
Shareholder’s Equity:
Preferred stock	229,475	229,475	229,475	229,475	229,475
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	14,814,744	14,818,608	14,912,412	14,916,198	14,982,125
Retained deficit	(1,660,417)	(1,868,659)	(1,920,184)	(2,050,051)	(2,207,060)
Accumulated other comprehensive loss	(271,431)	(197,405)	(137,583)	(137,131)	(150,781)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	13,114,601	12,984,249	13,086,350	12,960,721	12,855,989
Noncontrolling interests	29,538	29,061	29,553	28,909	29,510
Total shareholder’s equity	13,144,139	13,013,310	13,115,903	12,989,630	12,885,499
Total liabilities and shareholder’s equity	$87,608,502	$87,320,579	$85,683,660	$87,003,919	$87,309,233

BBVA COMPASS BANCSHARES, INC. INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2018	2017
	March 31	December 31	September 30	June 30	March 31
Interest income:
Interest and fees on loans	$663,935	$641,322	$623,884	$607,375	$574,712
Interest on debt securities available for sale	56,602	56,883	50,599	53,159	51,997
Interest on debt securities held to maturity	12,426	6,555	6,994	6,821	6,639
Interest on trading account assets	750	1,005	6,247	9,805	10,297
Interest on other earning assets	11,875	10,843	14,888	14,480	12,143
Total interest income	745,588	716,608	702,612	691,640	655,788
Interest expense:
Interest on deposits	97,347	88,016	75,083	65,914	70,304
Interest on FHLB and other borrowings	24,756	22,392	29,904	22,450	19,068
Interest on federal funds purchased and securities sold under agreements to repurchase	536	464	4,623	6,942	4,897
Interest on other short-term borrowings	344	2,191	3,641	10,506	10,086
Total interest expense	122,983	113,063	113,251	105,812	104,355
Net interest income	622,605	603,545	589,361	585,828	551,433
Provision for loan losses	57,029	58,835	103,434	45,285	80,139
Net interest income after provision for loan losses	565,576	544,710	485,927	540,543	471,294
Noninterest income:
Service charges on deposit accounts	56,161	56,070	55,953	54,919	55,168
Card and merchant processing fees	39,678	33,380	32,297	32,460	29,992
Retail investment sales	30,108	26,338	26,817	28,588	27,471
Investment banking and advisory fees	23,896	24,957	30,500	19,943	28,301
Money transfer income	20,688	24,101	24,881	27,330	25,197
Corporate and correspondent investment sales	12,056	11,803	5,145	12,189	8,915
Asset management fees	10,770	10,303	10,336	10,055	9,771
Mortgage banking	8,397	4,720	3,450	3,316	2,870
Bank owned life insurance	4,215	4,397	4,322	4,220	4,169
Investment securities gains, net	—	—	3,033	—	—
Other	51,856	101,100	61,060	53,305	52,833
Total noninterest income	257,825	297,169	257,794	246,325	244,687
Noninterest expense:
Salaries, benefits and commissions	289,440	296,146	279,384	288,426	268,015
Equipment	63,360	63,200	60,656	62,405	61,630
Professional services	60,645	76,068	64,775	64,840	57,807
Net occupancy	40,422	41,125	42,227	41,240	42,101
Money transfer expense	13,721	15,721	15,938	17,807	16,324
Marketing	8,787	7,950	14,996	15,729	13,545
Communications	5,263	4,970	5,084	5,281	5,219
Other	81,275	110,648	90,902	76,757	84,671
Total noninterest expense	562,913	615,828	573,962	572,485	549,312
Net income before income tax expense	260,488	226,051	169,759	214,383	166,669
Income tax expense	51,798	173,979	39,308	56,943	45,846
Net income	208,690	52,072	130,451	157,440	120,823
Less: net income attributable to noncontrolling interests	461	547	584	431	443
Net income attributable to BBVA Compass Bancshares, Inc.	$208,229	$51,525	$129,867	$157,009	$120,380